UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 14, 2007

U.S. DRY CLEANING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

125 E. Tahquitz Canyon, Suite 203 Palm Springs, California	92262
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 322-7447

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On May 14, 2007, we entered into an Underwriting Agreement with US EURO Securities, Inc. as the underwriter in connection with our public offering on a best efforts basis of up to a maximum of 3,000,000 units of our securities, with each unit consisting of one share of common stock and one redeemable warrant to purchase one share of common stock. On the same date, we also entered into the related Underwriter’s Warrant Agreement with US EURO Securities, the related Escrow Agreement with US EURO Securities and Palm Desert National Bank as escrow agent, and the related Warrant Agency Agreement with Interwest Transfer Company, Inc. as the warrant agent. The units to be offered and the related common stock and warrants have been registered under the Securities Act of 1933, as amended (the “Securities Act”), by a Registration Statement on Form SB-2 (Registration No. 333-139689), which became effective on May 14, 2007 (the “Registration Statement”). On May 15, 2007, we filed the final prospectus dated May 14, 2007 with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act.

The forms of the Underwriting Agreement, the Underwriter’s Warrant Agreement, and the Escrow Agreement were previously filed as Exhibits 1.1, 1.2, and 10.18, respectively, to Amendment No. 3 of the Registration Statement filed with the SEC on April 20, 2007, and the form of the Warrant Agency Agreement was previously filed as Exhibit 4.1 to Amendment No. 2 of the Registration Statement filed with the SEC on March 30, 2007. In addition, the material terms of the Underwriting Agreement, the Underwriter’s Warrant Agreement, Escrow Agreement, and the Warrant Agency Agreement were disclosed in the Registration Statement and are incorporated herein by reference. Copies of the executed Underwriting Agreement, the executed Underwriter’s Warrant Agreement, the executed Warrant Agency Agreement, and the executed Escrow Agreement are filed as Exhibits 1.1, 1.2, 4.1, and 10.1, respectively, to this report and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement by and between the Registrant and US EURO Securities, Inc. dated May 14, 2007.

1.2	Underwriter’s Warrant Agreement by and between the Registrant and US EURO Securities, Inc. dated May 14, 2007.

4.1	Warrant Agency Agreement by and between the Registrant and Interwest Transfer Company, Inc. dated May 14, 2007.

10.1	Escrow Agreement by and among the Registrant, Palm Desert National Bank, and US EURO Securities, Inc. dated May 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: May 18, 2007       By:      /s/ Robert Y. Lee
Robert Y. Lee
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement by and between the Registrant and US EURO Securities, Inc. dated May 14, 2007.

1.2	Underwriter’s Warrant Agreement by and between the Registrant and US EURO Securities, Inc. dated May 14, 2007.

4.1	Warrant Agency Agreement by and between the Registrant and Interwest Transfer Company, Inc. dated May 14, 2007.

10.1	Escrow Agreement by and among the Registrant, Palm Desert National Bank, and US EURO Securities, Inc. dated May 14, 2007.

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